UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2007 (May 25, 2007)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 25, 2007, the Company issued a press release announcing its schedule of investor relations activities in May and June 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. President and Chief Operating Officer Joe Jaggers will present to the Deutsche Bank Energy & Utilities Conference on Wednesday, May 30, 2007, scheduled at 10:00 a.m. EDT, and to the Morgan Stanley Small Cap Executive Conference on Wednesday, June 13, 2007, scheduled at 10:30 a.m. EDT. Mr. Jaggers’ presentations will be webcast live with audio and user controlled slides available on the Company’s website at http://www.billbarrettcorp.com.

Chairman and Chief Executive Officer Fred Barrett will present to the 17th Annual Wachovia Nantucket Equity Conference on Monday, June 25, 2007, scheduled at 3:00 p.m. EDT. Mr. Barrett’s presentation will be webcast live with audio and user controlled slides available on the Company’s website at http://www.billbarrettcorp.com.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated May 25, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2007	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel; and Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated May 25, 2007.

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